UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2013

CUBIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	001-34144	87-0352095
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9870 Plano Road Dallas, Texas	75238
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 686-0369

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As reported in a Current Report on Form 8-K dated September 27, 2013 (the “Original Form 8-K”), Cubic Energy, Inc. (the “Company”) consummated the following transactions on October 2, 2013: (i) the acquisition from Gastar Exploration Texas, LP (“Gastar”) of proven reserves, oil & natural gas production and undeveloped leasehold interests in Leon and Robertson Counties, Texas, (ii) the acquisition from Navasota Resources, Ltd., LLP (“Navasota”) of proven reserves, oil & natural gas production and undeveloped leasehold interests in Leon and Robertson Counties, Texas and (iii) the acquisition from Tauren Exploration, Inc. (“Tauren”) of well bores, proven reserves, oil and natural gas production and undeveloped leasehold interests in the Cotton Valley formation in DeSoto and Caddo Parishes, Louisiana.  The foregoing assets are referred to collectively herein as the “Acquired Properties.”  This amendment to Current Report on Form 8-K/A (“Amendment No.2”) amends Item 9.01 of the Original Form 8-K to the extent specified below.

Item 9.01                                           Exhibits and Financial Statements.

(a)                                 Financial Statements of Businesses Acquired.

Item 9.01(a) of the Original Form 8-K is hereby amended and restated in its entirety as follows:

The audited statement of revenues and direct operating expenses of the Acquired Properties for the years ended December 31, 2012 and 2011, together with the report of Philip Vogel & Co. with respect thereto, together with the unaudited statements of revenues and direct operating expenses of the Acquired Properties for the nine months ended September 30, 2013 and 2012, are included as Exhibit 99.3 to this Amendment No. 2 and are incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

Item 9.01(b) of the Original Form 8-K is hereby amended and restated in its entirety as follows:

The Company’s (i) unaudited pro forma condensed balance sheets as of September 30, 2013, (ii) unaudited pro forma condensed statements of operations for the fiscal year ended June 30, 2013, and (iii) unaudited pro forma condensed statements of operations for the three months ended September 30, 2013 are included as Exhibit 99.4 to this Amendment No. 2 and are incorporated herein by reference.

(d)                                 Exhibits

Item 9.01(d) is hereby amended to file the following exhibits:

10.11                 Operational Agency Agreement, dated October 2, 2013, by and among Cubic Asset LLC and BP Energy Company

10.12                 ISDA 2002 Master Agreement, dated October 2, 2013, between BP Energy Company and Cubic Louisiana LLC

10.13                 Agreement made effective October 2, 2013, between BP Products North America Inc. and Cubic Asset, LLC

10.14                 ISDA 2002 Master Agreement, dated October 2, 2013, between BP Energy Company and Cubic Louisiana LLC

10.15                 ISDA 2002 Master Agreement, dated October 2, 2013, between BP Energy Company and Cubic Asset LLC

23.1                        Consent of Philip Vogel & Co.

99.3                        Statement of Revenues and Direct Operating Expenses of the assets of the Acquired Properties

99.4                        Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2014	CUBIC ENERGY, INC.

	By:	/s/ Jon S. Ross
Jon S. Ross, Executive Vice President and Secretary